                                                                   EXHIBIT 10.13


                          ASCEND COMMUNICATIONS, INC.

                          1996 RESTRICTED STOCK PLAN


     1.   ESTABLISHMENT, PURPOSE AND TERM OF PLAN.
          ----------------------------------------

          1    ESTABLISHMENT. The Ascend Communications, Inc. 1996 Restricted
Stock Plan (the "PLAN") is hereby established effective as of October 25, 1996 (the "EFFECTIVE DATE").

          2    PURPOSE.  The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group.

          3    TERM OF PLAN.  The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Stock acquired under the plan have lapsed.

     2.   DEFINITIONS AND CONSTRUCTION.
          -----------------------------

          1    DEFINITIONS.  Whenever used herein, the following terms shall have their respective meanings set forth below:

               (a) "BOARD" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" also means such Committee(s).

               (b) "CODE" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

               (c) "COMMITTEE" means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

               (d) "COMPANY" means Ascend Communications, Inc., a Delaware corporation, or any successor corporation thereto.

               (e) "CONSULTANT" means any person, including an advisor, engaged by a Participating Company to render services other than as an Employee or a Director.

                    (f) "DIRECTOR" means a member of the Board or of the board of directors of any other Participating Company.

                    (g) "EMPLOYEE" means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan.

                    (h) "FAIR MARKET VALUE" means, as of any date, the value of a share of stock or other property as determined by the Board, in its sole discretion, or by the Company, in its sole discretion, if such determination is expressly allocated to the Company herein.

                    (i) "PARENT CORPORATION" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

                    (j) "PARTICIPANT" means a person who has been granted one or more Purchase Rights.

                    (k) "PARTICIPATING COMPANY" means the Company or any Parent Corporation or Subsidiary Corporation.

                    (l) "PARTICIPATING COMPANY GROUP" means, at any point in time, all corporations collectively which are then Participating Companies.

                    (m) "PURCHASE RIGHT" means a right to purchase Stock pursuant to the terms and conditions of the Plan.

                    (n) "STOCK" means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

                    (o) "STOCK PURCHASE AGREEMENT" means a written agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Purchase Right granted to the Participant.

                    (p) "SUBSIDIARY CORPORATION" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

          2         CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

     3.    ADMINISTRATION.
           ---------------

          1         ADMINISTRATION BY THE BOARD. The Plan shall be administered by the board, including any duly appointed Committee of the Board. All questions of interpretation of the Plan or of any Purchase Right shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Purchase Right. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, determination or election.

          2         POWERS OF THE BOARD. In addition to any other powers set
forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its sole discretion:

                    (a) to determine the persons to whom, and the time or times at which, Purchase Rights shall be granted and the number of shares of Stock to be subject to each Purchase Right;

                    (b) to determine the terms, conditions and restrictions applicable to each Purchase Right (which need not be identical) and any shares acquired upon the exercise thereof, including, without limitation,
     (i) the purchase price per share of Stock, (ii) the method of payment for shares purchased upon the exercise of the Purchase Right, (iii) the method for satisfaction of any tax withholding obligation arising in connection with the Purchase Right or such shares, including by the withholding or delivery of shares of stock, (iv) the vesting of any shares acquired upon the exercise of a Purchase Right, and (v) all other terms, conditions and restrictions applicable to the Purchase Right or such shares not inconsistent with the terms of the Plan;

                    (c) to approve one or more forms of Stock Purchase
 Agreement;

                    (d) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Board deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Purchase Rights; and

                    (e) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Stock Purchase Agreement and to make all other determinations and take such other actions with respect to the Plan or any Purchase Right as the Board may deem advisable to the extent consistent with the Plan and applicable law.

     4.   SHARES SUBJECT TO PLAN.
          ----------------------

          1    MAXIMUM NUMBER OF SHARES ISSUABLE.  Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be two hundred thousand (200,000) and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If an outstanding Purchase Right for any reason expires or is terminated or canceled, or shares of Stock acquired, subject to repurchase, upon the exercise of a Purchase Right are repurchased by the Company, the shares of Stock allocable to the unexercised portion of such Purchase Right, or such repurchased shares of Stock, shall again be available for issuance under the Plan.

          2    ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE.  In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the plan and to any outstanding Purchase Rights and in the purchase price per share of any outstanding Purchase Rights. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this
Section 4.2 shall be rounded up or down to the nearest whole number, as determined by the Board. The adjustments determined by the Board pursuant to this Section 4.2 shall be final, binding and conclusive.

     5.   ELIGIBILITY.  Purchase Rights may be granted only to Employees and
          -----------
Consultants; provided, however, that Purchase Rights may not be granted to (a) a person who is an officer or director of a Participating Company, or (b) any person whose eligibility to participate in the Plan would require the Company to obtain stockholder approval of the Plan pursuant to the Bylaws of the National Association of Securities Dealers (including any schedules thereto) or any other applicable law, regulation or rule. For purposes of the foregoing sentence, "Employees" shall include prospective Employees to whom Purchase Rights are granted in connection with written offers of employment with the Participating Company Group, and "Consultants" shall include prospective Consultants to whom Purchase Rights are granted in connection with written offers of engagement with the Participating Company Group. No Purchase Right granted to a prospective Employee or a prospective Consultant may be exercised prior to the date on which such person commences service with a Participating Company. Eligible persons may be granted more than one (1) Purchase Right.

     6.   TERMS AND CONDITIONS OF PURCHASE RIGHTS.  Purchase Rights shall be
          ---------------------------------------
evidenced by Stock Purchase Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. Stock Purchase Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

          1    PURCHASE PRICE.  The purchase price for each Purchase Right shall be established in the sole discretion of the Board. The Board may, in its sole discretion, provide that a Participant is not required to make any monetary payment as a condition of receiving a grant of shares of Stock pursuant to the Plan.

          2    PAYMENT OF PURCHASE PRICE.

               (a) FORMS OF CONSIDERATION AUTHORIZED. Except as otherwise provided below, payment of the purchase price for the Stock being acquired pursuant to any Purchase Right shall be made (i) in cash, or by check, (ii) by tender to the Company of shares of Stock owned by the Participant having a Fair Market Value (as determined by the Company without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company), (iii) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (iv) by any combination thereof. The Board may at any time or from time to time, by adoption of or by amendment to the standard form of Stock Purchase Agreement described in Section 7, or by other means, grant Purchase Rights which do not permit all of the foregoing forms of consideration to be used in payment of the purchase price or which otherwise restrict one or more forms of consideration.

               (b) TENDER OF STOCK. Notwithstanding the foregoing, a Purchase Right may not be exercised by tender to the Company of shares of Stock to the extent such tender of Stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Board, a Purchase Right may not be exercised by tender to the Company of shares of Stock unless such shares either have been owned by the Participant for more than six (6) months or were not acquired, directly or indirectly, from the Company.

          3    TAX WITHHOLDING.  The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of a Purchase Right, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to such Purchase Right or the shares acquired upon the exercise thereof. Alternatively or in addition, in its sole discretion, the Company shall have the right to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for any such tax withholding obligations of the Participating Company Group arising in connection with the Purchase Right or the shares acquired upon the exercise thereof. The Company shall have no obligation to deliver shares of Stock or to release shares of Stock from an escrow established pursuant to the Stock Purchase Agreement until the Participating Company Group's tax withholding obligations have been satisfied by the Participant.

     7.   STANDARD FORM OF STOCK PURCHASE AGREEMENT.
          -----------------------------------------

          1    STANDARD FORM OF AGREEMENT.  Unless otherwise provided by the
Board at the time the Purchase Right is granted, a Purchase Right shall comply with and be subject to the terms and conditions set forth in the form of Stock Purchase Agreement adopted by the Board concurrently with its adoption of the Plan and as amended from time to time.

          2    AUTHORITY TO VARY TERMS.  The Board shall have the authority from time to time to vary the terms of the standard form of Stock Purchase Agreement described in this Section 7 either in connection with the grant or amendment of an individual Purchase Right or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Stock Purchase Agreement are not inconsistent with the terms of the Plan.

      8.  PROVISION OF INFORMATION.  Each Participant shall be given access to
          ------------------------
information concerning the Company equivalent to that information generally made available to the Company's common stockholders.

      9.  NONTRANSFERABILITY.  No Purchase Right shall be assignable or
          ------------------
transferable by the Participant.

     10.  INDEMNIFICATION.  In addition to such other rights of indemnification
          ---------------
as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

     11.  TERMINATION OR AMENDMENT OF PLAN.  The Board may terminate or amend
          --------------------------------
the Plan at any time. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Purchase Right or any shares of Stock acquired pursuant to the exercise of a Purchase Right, without the consent of the Participant.

     IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing Ascend Communications, Inc. 1996 Restricted Stock Plan was duly adopted by the Board on October 25, 1996.

                                 PLAN HISTORY
                                 ------------

October 25, 1996    Board adopts Plan, with an initial reserve of 200,000
                    shares.

                               STANDARD FORM OF

                          ASCEND COMMUNICATIONS, INC.

                           STOCK PURCHASE AGREEMENT

                          ASCEND COMMUNICATIONS, INC.

                           STOCK PURCHASE AGREEMENT


     THIS STOCK PURCHASE AGREEMENT (the "AGREEMENT") is made and entered into as of October 10, 1996, by and between Ascend Communications, Inc. and William H. Kind (the "PURCHASER").

     The Company has granted to the Purchaser pursuant to the Ascend Communications, Inc. 1996 Restricted Stock Plan a right to purchase certain shares of Stock upon the terms and conditions set forth in this Agreement (the "PURCHASE RIGHT").

     1.   DEFINITIONS AND CONSTRUCTION.
          ----------------------------

          1    DEFINITIONS.  Whenever used herein, the following terms shall have their respective meanings set forth below:

               (a)  "DATE OF GRANT" means (insert date of grant)

               (b) "NUMBER OF SHARES" means (insert number of shares) shares of Stock, as adjusted from time to time pursuant to Section 7.

               (c) "PURCHASE PRICE" means $(insert purchase price) per share of Stock, as adjusted from time to time pursuant to Section 7.

               (d)  "INITIAL VESTING DATE" means (Insert Initial Vesting Date)

               (e) "VESTED RATIO" means, on any relevant date, the ratio determined as follows: (Insert Vesting Ratio)

               (f) "EXPIRATION DATE" means the date five (5) years after the Date of Grant.

               (g) "BOARD" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" shall also mean such Committee(s).

               (h) "CODE" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

               (i) "COMMITTEE" means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the

Committee shall have all of the powers of the Board granted in the Plan, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

               (j) "COMPANY" means Ascend Communications, Inc., a Delaware corporation, or any successor corporation thereto.

               (k) "CONSULTANT" means any person, including an advisor, engaged by a Participating Company to render services other than as an Employee or a Director.

               (l) "DIRECTOR" means a member of the Board or of the board of directors of any other Participating Company.

               (m) "DISABILITY" means the permanent and total disability of the Purchaser within the meaning of Section 22(e)(3) of the Code.

               (n) "EMPLOYEE" means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for this purpose.

               (o) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

               (p) "PARENT CORPORATION" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

               (q) "PARTICIPATING COMPANY" means the Company or any Parent Corporation or Subsidiary Corporation.

               (r) "PARTICIPATING COMPANY GROUP" means, at any point in time, all corporations collectively which are then Participating Companies.

               (s) "PLAN" means the Ascend Communications, Inc. 1996 Restricted Stock Plan.

               (t) "SECURITIES ACT" means the Securities Act of 1933, as amended.

               (u) "SERVICE" means the Purchaser's employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. The Purchaser's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Purchaser renders Service to the Participating Company Group or a change in the Participating Company for which the Purchaser renders such Service, provided that there is no interruption or termination of the Purchaser's Service. The Purchaser's Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Purchaser performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its sole discretion, shall determine whether the Purchaser's Service has terminated and the effective date of such termination.

               (v) "STOCK" means the common stock of the Company, as adjusted from time to time in accordance with Section 7.

               (w) "SUBSIDIARY CORPORATION" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

          2    CONSTRUCTION.  Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

     2.   ADMINISTRATION.  All questions of interpretation concerning this
          --------------
Agreement shall be determined by the Board, including any duly appointed Committee of the Board. All determinations by the Board shall be final and binding upon all persons having an interest in this Agreement. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

     3.   EXERCISE OF THE PURCHASE RIGHT.
          ------------------------------

          1    RIGHT TO EXERCISE.  Except as otherwise provided herein, the
Purchase Right shall be exercisable on and after the Initial Vesting Date and prior to the termination of the Purchase Right (as provided in Section 5) in an amount not to exceed the Number of Shares multiplied by the Vested Ratio less the number of shares previously acquired upon exercise of the Purchase Right. In no event shall the Purchase Right be exercisable for more shares than the Number of Shares.

          2    METHOD OF EXERCISE.  Exercise of the Purchase Right shall be by written notice to the Company which must state the election to exercise the Purchase Right, the number of whole shares of Stock for which the Purchase Right is being exercised and such other representations and agreements as to the Purchaser's investment intent with respect to such shares as may be required pursuant to the provisions of this Agreement. The written notice must be signed by the Purchaser and must be delivered in person, by certified or registered mail, return receipt requested, by confirmed facsimile transmission, or by such other means as the Company may permit, to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Purchase Right as set forth in Section 5, accompanied by full payment of the aggregate Purchase Price for the number of shares of Stock being purchased. The Purchase Right shall be deemed to be exercised upon receipt by the Company of such written notice and the aggregate Purchase Price.

          3    PAYMENT OF PURCHASE PRICE.

               (a) FORMS OF CONSIDERATION AUTHORIZED. Except as otherwise provided below, payment of the aggregate Purchase Price for the number of shares of Stock for which the is being exercised shall be made (i) in cash, by check, or cash equivalent, (ii) by means of a Cashless Exercise, as defined in Section 3.3(b), or (iii) by any combination of the foregoing.

               (b) CASHLESS EXERCISE. A "CASHLESS EXERCISE" means the assignment in a form acceptable to the Company of the proceeds of a sale or loan with respect to some or all of the shares of Stock acquired upon the exercise of the Purchase Right pursuant to a program or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to decline to approve or terminate any such program or procedure.

          4    TAX WITHHOLDING.  At the time the Purchase Right is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Purchaser hereby authorizes withholding from payroll and any other amounts payable to the Purchaser, and otherwise agrees to make adequate provision for (including by means of a Cashless Exercise to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Participating Company Group, if any, which arise in connection with this Agreement, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Purchase Right, (ii) the transfer, in whole or in part, of any shares acquired upon exercise of the Purchase Right, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired upon exercise of the Purchase Right. The Purchaser is cautioned that the Purchase Right is not exercisable unless the tax withholding obligations of the Participating Company Group are satisfied. Accordingly, the Purchaser may not be able to exercise the Purchase Right when desired even though the Purchase Right is vested, and the Company shall have no obligation to issue a certificate for such shares.

          5    CERTIFICATE REGISTRATION.  Except in the event the Purchase Price is paid by means of a Cashless Exercise, the certificate for the shares as to which the Purchase Right is exercised shall be registered in the name of the Purchaser, or, if applicable, in the names of the heirs of the Purchaser.

          6    RESTRICTIONS ON ISSUANCE OF SHARES.  The issuance of shares of
Stock upon exercise of the Purchase Right shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. The Purchase Right may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Purchase Right shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of the Purchase Right, the Company may require the Purchaser to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

          7    FRACTIONAL SHARES.  The Company shall not be required to issue fractional shares upon the exercise of the Purchase Right.

     4.   NONTRANSFERABILITY OF THE PURCHASE RIGHT.  The Purchase Right may be
          ----------------------------------------
exercised during the lifetime of the Purchaser only by the Purchaser or the Purchaser's guardian or legal representative and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution. Following the death of the Purchaser, the Purchase Right, to the extent provided in Section 6, may be exercised by the Purchaser's legal representative or by any person empowered to do so under the deceased Purchaser's will or under the then applicable laws of descent and distribution.

     5.   TERMINATION OF THE PURCHASE RIGHT.  The Purchase Right shall terminate
          ---------------------------------
and may no longer be exercised on the first to occur of (a) the Expiration Date, or (b) the last date for exercising the Purchase Right following termination of the Purchaser's Service as described in Section 6.

     6.   EFFECT OF TERMINATION OF SERVICE.
          --------------------------------

          1    PURCHASE RIGHT EXERCISABILITY.

               (a) DISABILITY. If the Purchaser's Service with the Participating Company Group is terminated because of the Disability of the Purchaser, the Purchase Right, to the extent unexercised and exercisable on the date on which the Purchaser's Service terminated, may be exercised by the Purchaser (or the Purchaser's guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Purchaser's Service terminated, but in any event no later than the Expiration Date.

               (b) DEATH. If the Purchaser's Service with the Participating Company Group is terminated because of the death of the Purchaser, the Purchase Right, to the extent unexercised and exercisable on the date on which the Purchaser's Service terminated, may be exercised by the Purchaser's legal representative or other person who acquired the right to exercise the Purchase Right by reason of the Purchaser's death at any time prior to the expiration of twelve (12) months after the date on which the Purchaser's Service terminated, but in any event no later than the Expiration Date. The Purchaser's Service shall be deemed to have terminated on account of death if the Purchaser dies within one (1) month after the Purchaser's termination of Service.

               (c) OTHER TERMINATION OF SERVICE. If the Purchaser's Service with the Participating Company Group terminates for any reason, except Disability or death, the Purchase Right, to the extent unexercised and exercisable by the Purchaser on the date on which the Purchaser's Service terminated, may be exercised by the Purchaser within one (1) month (or such other longer period of time as determined by the Board, in its sole discretion) after the date on which the Purchaser's Service terminated, but in any event no later than the Expiration Date.

          2    EXTENSION IF EXERCISE PREVENTED BY LAW.  Notwithstanding the
foregoing, if the exercise of the Purchase Right within the applicable time periods set forth in Section 6.1 is prevented by the provisions of Section 3.6, the Purchase Right shall remain exercisable until three (3) months after the date the Purchaser is notified by the Company that the Purchase Right is exercisable, but in any event no later than the Expiration Date.

          3 EXTENSION IF PURCHASER SUBJECT TO SECTION 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section
6.1 of shares acquired upon the exercise of the Purchase Right would subject the Purchaser to suit under Section 16(b) of the Exchange Act, the Purchase Right shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Purchaser would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Purchaser's termination of Service, or (iii) the Expiration Date.

          4    LEAVE OF ABSENCE.  For purposes of Section 6.1, the Purchaser's
Service with the Participating Company Group shall not be deemed to terminate if the Purchaser takes any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. In the event of a leave of absence in excess of ninety (90) days, the Purchaser's Service shall be deemed to terminate on the ninety-first (91st) day of such leave unless the Purchaser's right to return to Service with the Participating Company Group remains guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company (or required by law), a leave of absence shall not be treated as Service for purposes of determining the Purchaser's Vested Ratio.

     7.   ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE.  In the event of any
          --------------------------------------------
stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number, Purchase Price and class of shares of stock subject to the Purchase Right. In the event of any such amendment, the Number of Shares and the Purchase Price shall be adjusted in a fair and equitable manner, as determined by the Board, in its sole discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 7 shall be rounded up or down to the nearest whole number, as determined by the Board, and in no event may the Purchase Price be decreased to an amount less than the par value, if any, of the stock subject to the Purchase Right. The adjustments determined by the Board pursuant to this Section 7 shall be final, binding and conclusive.

     8.   RIGHTS AS A STOCKHOLDER, EMPLOYEE OR CONSULTANT.  The Purchaser shall
          -----------------------------------------------
have no rights as a stockholder with respect to any shares covered by the Purchase Right until the date of the issuance of a certificate for the shares for which the Purchase Right has been exercised (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 7. Nothing in this Agreement shall confer upon the Purchaser any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Purchaser's Service as an Employee or Consultant, as the case may be, at any time.

     9.   LEGENDS.  The Company may at any time place legends referencing any
          -------
applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock subject to the provisions of this Agreement. The Purchaser shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Purchase Right in the possession of the Purchaser in order to carry out the provisions of this Section.

     10.  RESTRICTIONS ON TRANSFER OF SHARES.  No shares acquired upon exercise
          ----------------------------------
of the Purchase Right may be sold, exchanged, transferred (including, without limitation, any transfer to a nominee or agent of the Purchaser), assigned, pledged, hypothecated or otherwise disposed of, including by operation of law, in any manner which violates any of the provisions of this Agreement, and any such attempted disposition shall be void. The Company shall not be required (a) to transfer on its books any shares which will have been transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares will have been so transferred.

     11.  BINDING EFFECT.  Subject to the restrictions on transfer set forth
          --------------
herein, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

     12.  TERMINATION OR AMENDMENT.  The Board may terminate or amend the Plan
          ------------------------
or the Purchase Right at any time; provided, however, that no such termination or amendment may adversely affect the Purchase Right or any unexercised portion hereof without the consent of the

Purchaser unless such termination or amendment is necessary to comply with any applicable law or government regulation. No amendment or addition to this Agreement shall be effective unless in writing.

     13.  INTEGRATED AGREEMENT.  This Agreement constitutes the entire
          --------------------
understanding and agreement of the Purchaser and the Participating Company Group with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties among the Purchaser and the Participating Company Group with respect to such subject matter other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Agreement shall survive any exercise of the Purchase Right and shall remain in full force and effect.

     14.  APPLICABLE LAW.  This Agreement shall be governed by the laws of the
          --------------
State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.


                                            ASCEND COMMUNICATIONS, INC.



                                            By:________________________________

                                            Title:_____________________________



     The Purchaser represents that the Purchaser is familiar with the terms and provisions of this Agreement and hereby accepts the Purchase Right subject to all of the terms and provisions thereof. The Purchaser hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Agreement.


                                            PURCHASER



Date:__________________________________     ___________________________________


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